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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549



                                   FORM  8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): March 7, 1996




                               APACHE CORPORATION
             (Exact name of registrant as specified in its charter)




DELAWARE                            1-4300                           41-0747868
(State or other jurisdiction     (Commission                   (I.R.S. Employer
of incorporation)                File Number)                    Identification
                                                                        Number)




                            2000 POST OAK BOULEVARD
                                   SUITE 100
                           HOUSTON, TEXAS  77056-4400
                    (Address of Principal Executive Offices)

      Registrant's telephone number, including area code:  (713) 296-6000
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ITEM 5.  OTHER EVENTS

         On March 7, 1996, Apache announced the promotions of Mark A. Jackson to vice president and chief financial officer and Matthew W. Dundrea to treasurer, each appointment effective March 15, 1996. Apache issued a press release, dated March 7, 1996, which is listed under Item 7 as Exhibit 99.1 and incorporated herein by reference.

         Mr. Dundrea, formerly assistant treasurer, succeeds Clyde McKenzie, vice president and treasurer, who is leaving Apache to become vice president and chief financial officer of KN Energy, Inc., Lakewood, Colorado. Previously, Apache did not have a chief financial officer, which responsibilities were handled jointly by Mr. McKenzie and Mr. Jackson, formerly vice president-finance.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

                  EXHIBIT          DOCUMENT

                   99.1 Press Release, dated March 7, 1996 (Apache Names New CFO, Treasurer)





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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             APACHE CORPORATION



Date:    March 26, 1996                      /s/ Z. S. Kobiashvili
                                             ----------------------------------
                                             Z. S. Kobiashvili
                                             Vice President and General Counsel






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                               INDEX TO EXHIBITS


EXHIBIT         DOCUMENT

  99.1          Press Release, dated March 7, 1996 (Apache Names New CFO,
                Treasurer)